YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

INDEX TO INTERIM FINANCIAL STATEMENTS

TABLE OF CONTENTS

(UNAUDITED)

1

YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

CONSOLIDATED BALANCE SHEETS

	June 30, 2017	December 31, 2016
	(Unaudited)	(Audited)
ASSETS
Current Assets
Cash and cash equivalents	$1,098,254	$227,687
Accounts receivable	4,779,708	5,415,614
Notes receivable	1,131,898	795,062
Due from related parties	21,824	-
Inventory	454,272	428,602
Prepaid expenses	962,722	412,598
Other current assets	63,292	61,766
Total Current Assets	8,511,970	7,341,329
Property and equipment, net	648,459	683,647
TOTAL ASSETS	$9,160,429	$8,024,976

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued liabilities	$2,764,288	$2,821,528
Loan payable	2,655,000	-
Deferred revenue	225,423	363,818
Due to related parties	2,751,534	3,900,030
Tax payable	24,636	108,438
Other current liabilities	161,249	131,760
Total Current Liabilities	8,582,130	7,325,574

Long-term loan payable	1,475,000	-
TOTAL LIABILITIES	10,057,130	7,325,574

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock, $0.0004 par value; 250,000,000 shares authorized; 250,000,000 shares issued and outstanding, respectively	100,000	100,000
Additional paid-in capital (deficiency)	(1,062,501)	374,499
Retained earnings	209,845	345,219
Accumulated other comprehensive loss	(144,045)	(120,316)
Total stockholders’ equity (deficit)	(896,701)	699,402
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$9,160,429	$8,024,976

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

Revenue	$4,208,819	$3,615,869	$7,292,010	$6,850,617
Cost of revenue	3,937,257	3,136,863	6,746,056	5,942,449
Gross Profit	271,562	479,006	545,954	908,168

Operating Expense
General and administrative	382,167	404,877	676,827	767,546
Total Operating Expenses	382,167	404,877	676,827	767,546

Operating Income (Loss)	(110,605)	74,129	(130,873)	140,622

Other Expense
Interest expense	-	-	-	(2,701)
Other expense	(1,888)	(4,737)	(2,173)	(4,969)
Total Other expense	(1,888)	(4,737)	(2,173)	(7,670)

Income Before Income Taxes	(112,493)	69,392	(133,046)	132,952
Provision for income taxes	(2,176)	(10,486)	(2,328)	(17,361)
Net Income (Loss)	(114,669)	58,906	$(135,374)	$115,591

Other Comprehensive Income (Loss)
Foreign currency translation adjustments	(29,985)	(62,289)	(23,729)	(53,772)
Total Comprehensive Income (Loss)	(144,654)	(3,383)	(159,103)	61,819

Basic and Diluted Loss per Common Share	$(0.00)	$0.00	$(0.00)	$0.00
Basic and Diluted Weighted Average Common Shares Outstanding	250,000,000	250,000,000	250,000,000	250,000,000

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended
	June 30,
	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(135,374)	$115,591
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	52,652	35,185
Changes in operating assets and liabilities:
Accounts receivable	755,557	(249,526)
Inventory	(14,171)	(223,589)
Prepaid expenses	(532,999)	(226,416)
Other receivable	107	8,810
Accounts payable	(115,753)	1,373,576
Deferred revenue	(146,309)	(89,356)
Tax payable	(85,671)	25,853
Other payable	25,705	(15,740)
Net cash provided by (used in) operating activities	(196,256)	754,388

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of subsidiary	(1,458,000)	-
Purchase of property and equipment	-	(20,434)
Note receivable	(312,173)	(990,070)
Loan to related parties, net	(23,613)	(41,413)
Net cash used in investing activities	(1,793,786)	(1,051,917)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceed from borrowings	4,082,400	-
Repayment of loans	-	(183,720)
Loans from related parties, net	(1,235,162)	506,018
Net cash provided by financing activities	2,847,238	322,298

Effects on changes in foreign exchange rate	13,371	6,402

Net increase in cash and cash equivalents	870,567	31,171
Cash and cash equivalents - beginning of period	227,687	123,133
Cash and cash equivalents - end of period	$1,098,254	$154,304

Supplemental Cash Flow Disclosures
Cash paid for interest and income tax	$-	$2,701
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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YINGXI INDUSTRIAL CHAIN GROUP CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2017

(Unaudited)

(All English names of the companies, except Yingxi Industrial Chain Investment Co., Ltd, and natural persons in this report are not their official English names but are stated here for identification purpose only.)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Yingxi Industrial Chain Group Co., Ltd. (“the Company”, “we”, “us” or “our”, Yingxi”) was incorporated on August 4, 2016 in the Republic of Seychelles. During the reporting period, the Company was mainly engaged in textile and garment manufacturing and providing logistics services to its customers. The Company also provides business consultancy to their customers in assisting them to identify weaknesses in their operation in order to optimize their efficiency. The Company also assists their customers in improving their supply chain management which involves the movement and storage of raw materials, of work in progress inventory, and of finished goods from point of origin to point of consumption.

Recent Developments

Our subsidiaries were controlled by the same owners immediately prior to their acquisition by Yingxi. As a result of the acquisition of the subsidiaries by Yingxi, they became 100% owned subsidiaries of Yingxi. As these transactions are between entities under common control, the Company has reported the results of operations for the period in a manner similar to a pooling of interests and has consolidated financial results since the initial date in which the above companies were under common control. Assets and liabilities were combined on their carrying values and no recognition of goodwill was made. The Company has presented earnings per share based on the new parent company shares issued to the former shareholders of the Company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America for interim financial information and with the instructions to Regulation S-X. These interim unaudited consolidated financial statements do not include all of the information required for full annual financial statements and should be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2016, thereto contained herein.

In the opinion of management, all adjustments consisting of normal recurring entries necessary for a fair statement of the periods presented for: (a) the financial position; (b) the result of operations; and (c) cash flows, have been made in order to make the consolidated financial statements presented not misleading. The results of operations for such interim periods are not necessarily indicative of operations for a full year.

Basis of Consolidation

These consolidated financial statements include the accounts of Yingxi Industrial Chain Group Co., Ltd and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

Principal of subsidiaries

The details of the principal subsidiaries of Yingxi are set out as follows:

Name of subsidiaries	Place of incorporation	Percentage of interest	Principal activities
Shares held directly
Yingxi Industrial Chain Investment Co., Ltd (“YICI”)	Hong Kong China	100%	Investment holdings
Shares held indirectly
Dongguan Heng Sheng Wei Garments Co., Ltd (“DHSW”)	China	100%	Garment manufacturing and business consultancy
Qianhai Yingxi Textile and Garments Co., Ltd (“QYTG”)	China	100%	Investment holdings
Shantou Chenghai Dai Tou Garments Co., Ltd (“SCDT”)	China	100%	Garment manufacturing
Shenzhen Hua Peng Fa Logistics Co., Ltd (“SHPF”)	China	100%	Logistics and business consultancy
Shenzhen Qianhai Yingxi Industrial Chain Service Co., Ltd (“SQYI”)	China	100%	Investment holdings
Shenzhen Xin Kuai Jie Transport Co., Ltd (“SXKJ”)	China	100%	Logistics

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Use of Estimates

The preparation of the consolidated financial statements are in conformity with the GAAP that requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation

The Company’s reporting currency is the U.S. Dollars (“USD”). The functional currency of the Company and its subsidiaries is Chinese Yuan Renminbi (“RMB”). All transactions initiated in RMB are translated into USD in accordance with ASC 830, “Foreign Currency Matters,” as follows:

i)	Assets and liabilities at the rate of exchange in effect at the balance sheet date.
ii)	Equities at historical rate
iii)	Revenue and expense items at the average rate of exchange prevailing during the period.

Adjustments arising from such translations are included in accumulated other comprehensive income in shareholders’ equity.

	June 30, 2017	December 31, 2016	June 30, 2016

Spot CNY: USD exchange rate	$0.1475	$0.1437	$0.1504
Average CNY: USD exchange rate	$0.1452 - 0.1458	$0.1505	$0.1529 - 0.1531
Spot HKD: USD exchange rate	$0.1289	$0.1289	$0.1289
Average HKD: USD exchange rate	$0.1289	$0.1289	$0.1289

Accounts Receivable

The Company’s accounts receivable consists of trade receivables from customers. The Company maintains an allowance for doubtful accounts based on the Company’s assessment of collectability of the customer receivable. The Company analyzes past history with a customer, customer credit, collection history, and financial condition when evaluating the collectability of customer accounts. Uncollectible accounts are charged off to the allowance when it is deemed probable that the receivable will not be recovered.

	June 30, 2017	December 31, 2016

Within 1 year	$3,411,587	$3,985,638
1 - 2 year	1,368,121	1,429,976
	4,779,708	5,415,614

For the concentration risk disclosure, please refer to Note 9.

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Financial Instruments

The Company’s consolidated financial instruments consist primarily of cash, accounts receivable, prepaid expenses, inventory and other assets, accounts payable and accrued expenses and other payables. The carrying amounts of such financial instruments approximate their respective estimated fair value due to their short-term maturities.

Concentrations of Credit Risks

The Company’s exposure to concentrations of credit risk primarily related to its cash and cash equivalents. The Company places its cash and cash equivalents with financial institutions of high credit worthiness. The Company’s management assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

Inventory

Inventory is stated at the lower of cost (weighted average) or net realizable value. The Company’s inventory is constantly monitored for obsolescence. This is based on the management’s estimates and they have taken into considerations factors such as turnover, technical obsolescence, right of return status to suppliers and price protection offered by suppliers. These estimates are necessarily subject to a degree of measurement uncertainty. Reserves for slow-moving and obsolete inventory at June 30, 2017 were $0 and at December 31, 2016 were $0.

Related Parties

The Company follows ASC 850, “Related Party Disclosures,” for the identification of related parties and disclosure of related party transactions see Note 8.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Cost includes all direct costs necessary to acquire and prepare assets for use.

The costs of repairs and maintenance are expensed when incurred, while expenditures for refurbishments and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. When assets are retired or sold, the asset’s cost and related accumulated depreciation are eliminated with any remaining gain or loss recognized in net earnings.

Depreciation of plant and equipment, is recorded on the straight-line method over estimated useful lives, generally as follows:

Years
Production equipment	5 - 10
Vehicles	3 - 15
Office equipment	5 - 10

Impairment of long-lived assets

We evaluate carrying value of long-lived assets whenever events or changes in circumstances would indicate that it is more likely than not their carrying values may exceed their realizable values, and records impairment charges when considered necessary.

When circumstances indicate that impairment may have occurred, the Company tests such assets for recoverability by comparing the estimated undiscounted future cash flows expected to result from the use of such assets and their eventual disposition to their carrying amount. In estimating these future cash flows, assets and liabilities are grouped at a lowest level for which there are identifiable cash flows that are largely independent of the cash flows generated by other such groups. If the undiscounted future cash flows are less than the carrying amount of the asset, an impairment loss, measured as the excess of the carrying value of the asset over its estimated fair value, is recognized. Fair values are determined based on discounted cash flows, quoted market values or external appraisals as applicable.

Deferred Revenue

Deferred revenue are services billed to customers for which the services have not been fully performed. As of June 30, 2017 and December 31, 2016, deferred revenue were $225,423 and $363,818, respectively.

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Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Accounting for Income Taxes.” The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

Uncertain Tax Positions

The Company follows guidance issued by the FASB regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.

The Company records income tax related interest and penalties as a component of the provision for income tax expense. As of June 30, 2017 and December 31, 2016, the Company determined there were no uncertain tax provisions.

Earnings (Loss) Per Share

The Company has adopted ASC 260, “Earnings Per Share,” (“EPS”) which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures, and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying consolidated statements of operations and comprehensive loss, basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

The Company had no potentially dilutive securities, such as convertible debt, options or warrants, issued and outstanding during the six months ended June 30, 2017 and 2016.

Revenue Recognition

The Company recognizes revenue only when all of the following criteria have been met:

i)	Persuasive evidence for an agreement exists;
ii)	Service has been provided;
iii)	The fee is fixed or determinable; and,
iv)	Collection is reasonably assured.

Recent Accounting Pronouncements

The Company has reviewed all other recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on our consolidated financial statements.

NOTE 3 – INVENTORY

Inventory at June 30, 2017 and December 31, 2016 consist of the following:

	June 30, 2017	December 31, 2016

Raw material	$177,784	$98,282
Work in progress	11,231	71,896
Finished goods	265,257	258,424
	$454,272	$428,602

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NOTE 4 – NOTES RECEIVABLE

Note receivable at June 30, 2017 and December 31, 2016 amounted to $1,131,898 and $795,062, respectively.

The amounts are interest free, unsecured and have no fixed terms of repayment. As at June 30, 2017 and December 31, 2016, there were no interest due and outstanding and no provision had been made for non-repayment of the loan or interest.

NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment at June 30, 2017 and December 31, 2016, consist of the following:

	June 30, 2017	December 31, 2016
Cost:
Production equipment	$143,957	$140,249
Means of transport	835,267	813,747
office equipment	11,561	11,264
	990,785	965,260
Less: accumulated depreciation	(342,326)	(281,613)
	$648,459	$683,647

Depreciation expense for the six months ended June 30, 2017 and 2016 amounted to $52,652 and $35,185, respectively.

NOTE 6 – ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at June 30, 2017 and December 31, 2016, consist of the following:

	June 30, 2017	December 31, 2016
Accounts payable	$2,659,689	$2,704,259
Accrued payroll	104,599	117,269
Total	$2,764,288	$2,821,528

	June 30, 2017	December 31, 2016
Accounts payable
Within 1 year	$2,511,753	$2,677,531
1 - 2 year	147,936	-
2 - 3 year	-	26,728
Total	$2,659,689	$2,704,259

NOTE 7 – LOAN PAYABLE

The components of our long-term debt including the current portion, and the associated interest rates, were as follows as of June 30, 2017 and December 31, 2016:

	June 30, 2017	December 31, 2016

Loan payable with no interest and 3 years maturity	$1,475,000	$-
Loan payable with no interest and 1 year maturity	2,655,000	-
	4,130,000	-
Current portion of loans payable	2,655,000	-
Long-term loans payable	$1,475,000	$-

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During the six months ended June 30, 2017 and 2016, the Company borrowed $4,130,000 and $0, and repaid $0 and 183,720, respectively.

Interest expenses for the six months ended June 30, 2017 and 2016 amounted to $0 and $2,701, respectively.

NOTE 8 – RELATED PARTY TRANSACTIONS

Due from related parties

Due from related parties at June 30, 2017 and December 31, 2016 consist of as follows:

Related Party Name	June 30,2017	December 31, 2016	Relationship with the Company
Hong Zhida	$20,871	$-	CEO
Chen Zhongpeng	953	-	Company’s legal representative
	$21,824	$-

The amounts were interest free, unsecured and had no fixed terms of repayment.

Due to related parties

Due to related parties at June 30, 2017 and December 31, 2016 consist of as follows:

Related Party Name	June 30, 2017	December 31, 2016	Relationship with the Company
Yang Bihua	$18,276	$1,957	Company’s legal representative
Ding Yinping	501,245	750,842	Company’s legal representative
Huang Jinlong	1,289,950	1,091,348	Company’s supervisor
Chen Zhongpeng	814,688	459,232	Company’s legal representative
Huang Dewu	127,375	15,807	Company’s legal representative
Shareholders of acquired subsidiaries	-	1,580,844
	$2,751,534	$3,900,030

The amounts were interest free, unsecured and had no fixed terms of repayment. The amounts owing to shareholders of the acquired subsidiaries totaling $1,580,844 (2015: nil) , was paid in May 2017.

NOTE 9 – CONCENTRATION OF CREDIT RISKS

The Company had certain customers whose revenue individually represented 10% or more of the Company’s total revenue, or whose accounts receivable balances individually represented 10% or more of the Company’s total accounts receivable, or whose accounts payable balances individually represented 10% or more of the Company’s total accounts payable, the details of which are set out as follows:

For the six months ended June 30, 2017 and the years ended December 31, 2016, five customers accounted for 52% and five customer accounted for 43% of the revenue of the Company, respectively.

At June 30, 2017 and December 31, 2016, five customers accounted for 76% and five customers accounted for 74% of the accounts receivable of the Company, respectively.

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NOTE 10 – INCOME TAX

Yingxi was incorporated on August 4, 2016 in the Republic of Seychelles. Its subsidiary YICI was incorporated on July 28, 2016 in Hong Kong China. YICI’s subsidiaries DHSW, QYTG, SCDT, SHPF, SQYI and SXKJ were incorporated on May 15, 2009, November 29, 2016, May 13, 1982, July 6, 2006, January 29, 2016, and September 28, 2001 respectively in China.

The Company operates in China and they file their tax returns in accordance with China’s laws and regulations.

Provision for income taxes for the six months ended 30 June, 2017 and the years ended December 31, 2016 were $2,328 and $35,989 respectively. The income tax rate for the years 2017 and 2016 are 25% in China. However, DHSW enjoyed a preferential income tax rate at 10% for the year 2016. Whereas SHPF enjoyed a preferential income tax rate at 10% for the year 2016.

YICI does not generate any income during the two years and hence does not have to pay any Hong Kong Profits tax.

NOTE 11 – SHAREHOLDERS’ EQUITY

Common Stock

The Company is authorized to issue 250,000,000 shares of common stock at a par value of $0.0004.

On August 4, 2016, 250,000,000 shares were issued to the founders for $100,000.

As of June 30, 2017, the Company had 250,000,000 shares of common stock issued and outstanding.

The Company has no stock option plan, warrants or other dilutive securities.

NOTE 12 –SUBSEQUENT EVENTS

The Company has analyzed its operations subsequent to June 30, 2017, through the date these financials were approved to be issued, and has determined that it does not have any material events.

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